Exhibit 99.1

June 12, 2013

Caterpillar contact:
Jim Dugan
Global Government & Corporate Affairs
309-494-4100
dugan_jim@cat.com

FOR IMMEDIATE RELEASE

Caterpillar Announces 15 Percent Increase in Dividend Rate

PEORIA, Ill. – The Board of Directors of Caterpillar Inc. (NYSE: CAT) voted today to raise the quarterly cash dividend by eight cents to sixty cents ($0.60) per share of common stock, payable August 20, 2013, to stockholders of record at the close of business, July 22, 2013.
"Growing dividends through the business cycle is important, and this 15 percent increase, along with the $1 billion accelerated stock repurchase that we announced in April, support our commitment to deliver superior stockholder returns," said Caterpillar Chairman and CEO Doug Oberhelman.
"Our long dividend history, starting in 1925, is a great reminder of Caterpillar's enduring role in developing and manufacturing products and services that helped build the infrastructure of the modern world. We have a great track record and with our strong balance sheet and financial strength, we are looking forward to seeing our customers play a role in the continued development and the improvement of the lives of people around the world for decades to come,” Oberhelman added.
The $0.60 dividend is an increase of 15 percent over the previous rate of $0.52 per share.

About Caterpillar:
For more than 85 years, Caterpillar Inc. has been making sustainable progress possible and driving positive change on every continent. With 2012 sales and revenues of $65.875 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services and Progress Rail Services. More information is available at: http://www.caterpillar.com.

Forward-Looking Statements
Certain statements in this press release relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and we do not undertake to update our forward-looking statements.

Caterpillar’s actual results may differ materially from those described or implied in our forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets we serve; (ii) government monetary or fiscal policies and infrastructure spending; (iii) commodity or component price increases, fluctuations in demand for our products, or limited availability of raw materials and component products, including steel; (iv) our and our customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks and instability, including national or international conflicts and civil unrest; (vi) our and Cat Financial’s ability to: maintain credit ratings, avoid material increases in borrowing costs, and access capital markets; (vii) the financial condition and credit worthiness of Cat Financial’s customers; (viii) changes in interest rates or market liquidity; (ix) changes in financial services regulation; (x) inability to realize expected benefits from acquisitions, including ERA Mining Machinery Limited, and divestitures, including the divestiture of the Bucyrus International, Inc. distribution business to our independent dealers; (xi) international trade and investment policies; (xii) market acceptance of our products and services; (xiii) changes in the competitive environment, including market share, pricing and geographic and product mix of sales; (xiv) successful implementation of capacity expansion projects, cost reduction initiatives and efficiency or productivity initiatives, including the Caterpillar Production System; (xv) inventory management decisions and sourcing practices of our dealers or original equipment manufacturers; (xvi) compliance with environmental laws and regulations; (xvii) alleged or actual violations of trade or anti-corruption laws and regulations; (xviii) additional tax expense or exposure; (xix) currency fluctuations; (xx) our or Cat Financial’s compliance with financial covenants; (xxi) increased pension plan funding obligations; (xxii) union disputes or other labor matters; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) compliance requirements imposed if carbon emissions legislation and/or regulations are adopted; (xxv) changes in accounting standards; (xxvi) failure or breach of information technology security; (xxvii) adverse effects of natural disasters; and (xxviii) other factors described in more detail under “Item 1A. Risk Factors” in our Form 10-K filed with the SEC on February 19, 2013, for the year ended December 31, 2012. This filing is available on our website at www.caterpillar.com/secfilings.